THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                            WESTBRIDGE RESEARCH GROUP
                       NONQUALIFIED STOCK OPTION AGREEMENT


DATE OF GRANT:   September 1, 1995

EXPIRATION DATE:   September 1, 2000


     FOR VALUE RECEIVED, Westbridge Research Group, a California corporation (the "Corporation"), hereby grants to Tina Koenemann ("Optionee") an option ("Option") to purchase a total of 200,000 shares of the Corporation's Common Stock at the price of $0.125 per share.

     1. EXERCISABILITY OF OPTIONS.

     Optionee may exercise her Options as to all or part of the shares at any time after September 1, 1995 and prior to midnight on the Expiration Date.

     2. METHOD OF EXERCISE.

     Subject to Section 3, the Option shall be exercised by delivery of written notice of exercise to the Corporation in the form attached to this Agreement as Exhibit A at the Corporation's principal offices within the time specified in
Section 3 of this Agreement, together with payment in full for the shares with respect to which the Option is exercised. Payment shall be by Optionee's personal check. Until Optionee becomes a shareholder of record of the Corporation, no right to vote or to receive dividends, or any other rights as a shareholder, shall exist with respect to shares purchased upon the exercise of the Option. No adjustment shall be made for dividend or other rights as to which the record date precedes the date Optionee becomes a shareholder of record, except as provided in Section 5 of this Agreement. The Option may not be exercised as to fractional shares. As soon as reasonably practicable after receipt by the Corporation of a notice of exercise, the Corporation shall deliver to Optionee at the Corporation's principal offices, or at such other appropriate place as may be determined by the Corporation, a certificate or certificates for shares of stock with respect to which the Option was exercised. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any national or other securities exchange. In the event an Option shall be exercisable by any person other than Optionee, the required notice of exercise under this Section 2 shall be accompanied by appropriate proof of the right of such person to exercise the Option.

     3. TERMINATION OF OPTION.

     To the extent it is not exercised, the Option shall terminate and expire at the earlier of (i) midnight on the Expiration Date or (ii) one year from the date on which the Optionee ceases to be an employee of the Company for any reason other than death, or (iii) one year from the date of death of Optionee. In the event of Optionee's death, her personal representatives, or any person or persons to whom the rights of Optionee under the Option pass by will or by the applicable laws of descent and distribution shall be entitled to exercise all Options not exercised, for the period set forth herein.

     4. REPRESENTATIONS OF OPTIONEE.

     Optionee warrants, represents and agrees that unless a registration under the Securi ties Act of 1933, as amended (the "Act"), and a valid qualification under the California Corporate Securities Law of 1968, as amended, are in effect with respect to the Option and/or the shares of the Corporation's Common Stock issuable upon exercise of the Option, Optionee has acquired the Option and will acquire any shares of the Corporation's Common Stock issuable upon exercise of the Option for her own account and not with a view to any distribution thereof, and that she will not make any distribution thereof other than pursuant to an exemption from registration under the Securities Act of 1933, as amended. The Corporation shall have the right to place upon any certificate evidencing shares issuable upon the exercise of the Option such legends as the Board of Directors may prescribe restricting the transferability of such shares, including any legend and restriction imposed pursuant to any applicable state, federal or foreign securities laws.

     Optionee has engaged heretofore in transactions similar to that contemplated herein and has such knowledge and experience in financial and business matters that she is capable of evaluating the merits and risks of an investment in the Corporation's Common Stock. Optionee is aware that an investment in the Corporation's Common Stock is highly speculative and is subject to substantial risks. Optionee is able to bear the high degree of economic risk of an investment in the Corporation's Common Stock. The commitment of Optionee to investments which are not readily marketable or transferable is not disproportionate to her net worth, and her investment in the Corporation's Common Stock will not cause such commitment to become excessive. Optionee has adequate means to provide for her current needs and personal contingencies, has no need for liquidity in her investment in the shares, and has the ability to bear the economic risk of this investment. Optionee confirm that all documents and information requested by him concerning the Corporation have been supplied. Optionee also confirms that she is knowledgeable about the Corporation, its business and prospects.

     Optionee has been informed of and understands the following:

     a. Optionee acknowledges that the transferability of the Corporation's Common Stock is severely limited and that the Optionee must continue to bear the economic risk of this investment for an indefinite period as the Corporation's Common Stock has not been registered under the Act or any state securities laws and therefore cannot be offered or sold unless the Corporation's Common Stock is subsequently registered under such laws or an exemption from such registration is available satisfactory to the Corporation.

     b. Optionee understands that she has no right to require the Corporation to register the Corporation's Common Stock under federal or state securities laws.

     c. That the certificates representing the Corporation's Common Stock will contain a legend setting forth that the Corporation's Common Stock has not been registered under federal and state securities laws, and setting forth or referring to the restrictions on transfer and sale of the Corporation's Common Stock.

     d. No federal or state agency has made any determination or finding as to the fairness for investment nor any recommendation nor endorsement of the Corporation's Common Stock.

     No commission or remuneration is being paid or given by Optionee on account of subscription for the Common Stock.

     5. RECAPITALIZATION.

     The number of shares of the Corporation's Common Stock which may be purchased upon the exercise of the Option, and the exercise price per share set forth in this Agreement, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from any subdivision or consolidation of shares or the payment of a stock dividend. Any fraction of a share subject to the Option that would otherwise result from an adjustment pursuant to this Section 5 shall be rounded downward to the next full number of shares and the Corporation shall pay Optionee in cash the fair market value of such fraction of a share.

     6. MERGERS OR DISSOLUTION.

     Subject to any required action by the Corporation's shareholders, and only after any such action by the Corporation's shareholders has been taken, if the Corporation shall be the surviving corporation in any merger or consolidation, the Option shall pertain to and apply to the securities to which a holder of the number of shares of the Corporations's Common Stock subject to the Option would have been entitled in such merger or consolidation and the Option shall become immediately exercisable. Unless the obligations under the Option are assumed by the surviving corporation, a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation shall cause the Option to terminate; provided, however that if the Corporation's obligations under the Option are not assumed by the surviving corporation, Optionee shall have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise the Option in whole or in part, whether or not the Option is then exercisable under the terms of this Agreement. If the Corporation should be consolidated with, or merge into, any other corporation, or if the Corporation should sell or transfer substantially all of its assets, or if any other similar event affecting shares of the Corporation's Common Stock should occur, and if the acquiring corporation assumes the Corporation's obligations under this Agreement, then Optionee shall be entitled thereafter to purchase shares of stock and other securities and property in the kind and amount, and at the price, to which Optionee would have been entitled had the Option (including parts of the Option not then exercisable) been exercised prior to such event.

     7. ADJUSTMENTS.

     The grant of the Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business of assets. To the extent that the adjustments set forth in Sections 5 and 6 relate to stock or securities of the Corporation, such adjustments shall be made by the
Corporation. The determination of the Corporation as to such adjustments, and the interpretation and construction of the Plan and this Agreement, including any inconsistencies between such documents, shall be made by the Corporation in good faith. All disputes as to such adjustments, interpretation and construction shall be determined by arbitration in accordance with Section 13 hereof.

     8. WITHHOLDING TAXES.

     Upon and after the exercise of the Option, the Corporation shall be entitled (but not required) to withhold such amounts from any wages or other sums due Optionee necessary in order for the Corporation to satisfy any withholding requirements in respect of any applicable federal, state or foreign income, employment or other taxes.

     9. EXPENSES.

     The Corporation shall pay all original issue and transfer taxes with respect to the issuance and transfer of shares of its Common Stock pursuant to this Agreement and all other fees and expenses necessarily incurred by the Corporation in connection with such issuance. As used in the preceding sentence, the term "original issue taxes" shall not be construed so as to mean any "original issue discount" included in the gross income of Optionee pursuant to
Section 1271 et seq. of the Internal Revenue Code of 1986, as amended. Optionee shall be responsible for the payment of all federal, state and other personal income taxes payable by Optionee by virtue of the grant or exercise of the Option, the issuance of any shares of the Corporation's Common Stock upon exercise of the Option, or any subsequent disposition of such shares.

     10. NON-ASSIGNABILITY OF OPTION.

     No part of the Option, or any interest therein may be sold, pledged, assigned or transferred in any manner otherwise than by Will or by the laws of descent and distribution. The Option may be exercised during the lifetime of Optionee only by Optionee.

     11. RESERVATION OF STOCK.

     The Corporation, during the term of this Agreement, shall at all times reserve and keep available, and shall seek or obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Option. The Corporation shall not be obligated to issue any shares of its Common Stock upon exercise of the Option unless such issuance is effectively registered or exempt from registration under all applicable federal and state securities laws.

     12. NOTICES.

     Notices given or required pursuant to this Agreement may be effected by either personal delivery in writing or by mail, registered or certified, postage prepaid, with return receipt requested. Mailed notices shall be addressed to the parties at the addresses set forth beneath their signatures on this Agreement, or at such other addresses as may be specified by written notice in accordance with this Section 12. Notices delivered personally shall be deemed received as of actual receipt. Mailed notices shall be deemed received three days after the date of postmark.

     13. ARBITRATION.

     Any   controversy   arising  under  this  Agreement  shall  be  settled  by
arbitration only in San Diego, California, before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction over this Agreement. Each party shall be entitled to prehearing discovery as provided in California Code of Civil Procedure Section 1283.05. The prevailing party in any such arbitration shall be entitled to recover from the other party their reasonable attorneys' fees and costs as set by the arbitrator.

     14. SEVERABILITY.

     If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

     15. GOVERNING LAW.

     This Agreement shall be governed and construed in accordance with the internal laws of the State of California.

     16. REPORTS TO OPTIONEE.

     The Corporation shall provide financial and other information regarding the Corporation to Optionee at least annually while the Option is outstanding. Such financial and other information shall be the information regularly provided by the Corporation to each of its shareholders, and shall be provided to Optionee when and substantially in the manner provided to the Corporation's shareholders.

     17. COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement is executed on behalf of the Corporation and Optionee effective as of September 1, 1995.

OPTIONEE                                 WESTBRIDGE RESEARCH GROUP, a
                                         California corporation


________________________________         By:_________________________________
Tina Koenemann                              _________________, Secretary

Address: _______________________         Address:  1150 Joshua Way
         _______________________                   Vista, CA 92083

                               NOTICE OF EXERCISE


                                     (Name)


                                    (Address)


                            (City, State & Zip Code)


                                     (Date)


Westbridge Research Group
1150 Joshua Way
Vista, California  92083
Attention:  Corporate Secretary

Dear Sir or Madam:

     I hereby exercise my right to purchase _______________________shares of Common Stock of Westbridge Research Group, a California corporation (the "Corporation"), pursuant to, and in accordance with, that Non-Qualified Stock Option Agreement ("Agreement") dated September 1, 1995. As provided in that Agreement, I deliver herewith a certified or bank cashier's check (or such other form of payment as may be specified in the Agreement) in the amount of the aggregate option price. Please deliver to me stock certificates representing the subject shares registered as follows:

          ________________
          ________________
          ________________

     I represent to you that the shares of Common Stock I propose to purchase are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such securities. By such representation, I mean that I intend to hold such securities for investment in my own account and that I have no present intention of disposing of all or any part of such securities.

     I further represent to you that:

     1. Nature of Risk. I understand the nature of the investment, and I am able to bear the economic risk thereof. I now have and have had access to such information as to the Corporation's financial condition, operations, products, marketing, sales and management as I have deemed appropriate in evaluating the merits and risks of my prospective investment.


                                          Very truly yours,